iM DBi Managed Futures Strategy ETF
CONSOLIDATED SCHEDULE OF INVESTMENTS
Setpember 30, 2020 (Unaudited)
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 78.3%
U.S. Treasury Bills - 78.3% (b)(c)
0.085%, 10/08/2020	$466,000	$465,995
0.090%, 10/15/2020	282,000	281,992
0.105%, 10/22/2020	855,000	854,961
0.085%, 11/05/2020	258,000	257,979
0.085%, 11/12/2020	170,000	169,983
0.105%, 11/19/2020	124,000	123,987
0.100%, 11/27/2020	3,024,000	3,023,569
0.105%, 12/03/2020	836,000	835,868
0.115%, 12/10/2020	1,107,000	1,106,806
0.110%, 12/17/2020	91,000	90,983
0.100%, 12/24/2020	510,000	509,881
0.100%, 12/31/2020	2,420,000	2,419,419
0.120%, 01/07/2021	4,315,000	4,313,958
0.110%, 01/14/2021	26,000	25,993
0.095%, 01/21/21	32,000	31,991
0.090%, 01/28/2021	3,373,000	3,371,955
0.105%, 02/04/2021	421,000	420,860
0.120%, 02/11/2021 (a)	5,579,000	5,576,939
0.120%, 02/18/2021 (a)	1,086,000	1,085,609
0.120%, 02/25/2021 (a)	3,746,000	3,744,509
0.115%, 03/04/2021 (a)	362,000	361,845
0.125%, 03/11/2021 (a)	177,000	176,926
0.120%, 03/18/2021 (a)	747,000	746,682
0.105%, 03/25/2021 (a)	1,333,000	1,332,335
TOTAL SHORT-TERM INVESTMENTS (Cost $31,333,555)		31,331,025
TOTAL INVESTMENTS (Cost $31,333,555)		31,331,025
Other Assets in Excess of Liabilities - 21.7%		8,673,084
TOTAL NET ASSETS - 100.0%		$40,004,109

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held by the iM DBi Cayman Managed Futures Subsidiary.
(b)	Zero coupon bond. The effective yield to maturity is listed.
(c)	All or a portion of this security is held as collateral for certain futures contracts.

iM DBi Managed Futures Strategy ETF
CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (a)
September 30, 2020 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Settlement Month	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Purchased Contracts:
Japanese Yen Currency Futures	153	Dec-20	$18,213,614	$18,144,844	$(68,770)
U.S. Treasury 10-Year Note Futures	137	Dec-20	19,077,152	19,115,781	38,629
Euro FX Currency Futures	121	Dec-20	17,968,206	17,749,944	(218,262)
U.S. Treasury 10-Year Ultra Bond Futures	120	Dec-20	19,151,694	19,190,625	38,931
MSCI EAFE Index Futures	58	Dec-20	5,436,740	5,374,280	(62,460)
S&P 500 E-mini Index Futures	38	Dec-20	6,420,506	6,368,800	(51,706)
MSCI Emerging Market Index Futures	6	Dec-20	327,682	326,550	(1,132)
Gold 100 Oz. Futures (b)	8	Dec-20	1,555,396	1,516,400	(38,996)
					(363,766)

Contracts Sold:
U.S. Treasury 2-Year Note Futures	(71)	Dec-20	(15,680,739)	(15,688,226)	(7,487)
90-day Euro-Dollar Futures	(63)	Mar-22	(15,716,500)	(15,715,350)	1,150
30-day Fed Fund Futures	(37)	Jan-21	(15,407,946)	(15,407,108)	838
U.S. Treasury Long Bond Futures	(5)	Dec-20	(882,434)	(881,406)	1,028
U.S. Treasury Ultra Bond Futures	(4)	Dec-20	(891,336)	(887,250)	4,086
WTI Crude Futures (b)	(79)	Nov-20	(3,289,242)	(3,197,130)	92,112
					91,727
					$(272,039)

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iM DBi Cayman Managed Futures Subsidiary at September 30, 2020.
(b)	Contract held by the iM DBi Cayman Managed Futures Subsidiary.

Summary of Fair Value Measurements at September 30, 2020. (Unaudited)
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -	Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data.
Level 3 -	Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the
Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's consolidated investments and other financial instruments as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasury Obligations	$-	$31,331,025	$-	$31,331,025
Total Short-Term Investments	-	31,331,025	-	31,331,025
Total Investments in Securities	$-	$31,331,025	$-	$31,331,025

Other Financial Instruments*
Futures:
Long Futures Contracts	$(363,766)	$-	$-	$(363,766)
Short Futures Contracts	91,727			91,727
Total Futures Contracts	$(272,039)	$-	$-	$(272,039)

* Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

Derivative Instruments and Hedging Activities

The Fund has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund's managed futures strategy employs long and short positions in derivatives, primarily futures contracts and forward contracts, across the broad asset classes of equities, fixed income, currencies and, through the iM DBi Cayman Managed Futures Subsidiary, commodities. Fund positions in those contracts are determined based on a proprietary, quantitative model - the Dynamic Beta Engine - that seeks to identify the main drivers of performance by approximating the current asset allocation of a selected pool of the largest commodity trading advisor hedge funds, which are hedge funds that use futures or forward contracts to achieve their investment objectives. During the period ended September 30, 2020, the Fund used long and short contracts on U.S.government bonds, U.S. and foreign equity market indexes, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of September 30, 2020

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Commodity Contracts - Futures*	Unrealized appreciation on futures contracts	$92,112	Unrealized depreciation on futures contracts	$38,996
Equity Contracts - Futures*	Unrealized appreciation on futures contracts		Unrealized depreciation on futures contracts	115,298
Foreign Exchange Contracts - Futures*	Unrealized appreciation on futures contracts	1,150	Unrealized depreciation on futures contracts	287,032
Interest Rate Contracts - Futures*	Unrealized appreciation on futures contracts	83,512	Unrealized depreciation on futures contracts	7,487
Total		$176,774		$448,813

*Includes cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.